Exhibit 10.36

FORM OF NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this “Agreement”) is made as of the last date set forth on the signature page hereof between FORTRESS BIOTECH, INC., a Delaware corporation having its principal place of business at 2 Gansevoort St., 9th Floor, New York, NY 10014 (the “Company”), and the undersigned (together with its successors and permitted assigns, the “Subscriber”).

WITNESSETH:

WHEREAS, the Company has retained National Securities Corp. (together with its successors and permitted assigns, the “Placement Agent”) to act as its exclusive placement agent, on a “best efforts” basis, in a private offering (the “Offering”) of up to an aggregate principal amount of $40,000,000 (the “Principal Loan Amount”), plus an over-subscription option of up to $10,000,000, in promissory notes in substantially the form attached hereto as Exhibit A (as amended, supplemented or otherwise modified from time to time, the “Notes”);

WHEREAS, the terms of the Offering are summarized in that certain Offering Term Sheet attached hereto as Exhibit B (the “Term Sheet”); and

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Notes and the Subscriber desires to purchase the principal amount of Notes set forth on the signature page hereto on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.           SUBSCRIPTION FOR NOTES AND REPRESENTATIONS BY SUBSCRIBER

1.1           Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company hereby irrevocably agrees to issue and sell to the Subscriber, that portion of the aggregate principal amount of the Principal Loan Amount authorized to be issued by the Company set forth on the signature page hereto (the “Subscriber Loan Amount”) in immediately available U.S. dollars in the amount of such Subscription Loan Amount delivered by wire transfer to:

Bank:	[_____]
ABA Number:	[_____]
Further Credit to Account Name:	[_____]
Account #:	[_____]
Reference:	[_____]
Attention:	[_____]

Upon acceptance by the Placement Agent and the Company of subscriptions of at least an aggregate principal amount of $3,000,000, the Placement Agent and the Company shall have the right at any time thereafter to effect an initial closing with respect to the Offering (the “Initial Closing”). Thereafter, the Placement Agent and the Company shall continue to accept additional subscriptions for, and continue to have closings (together with the Initial Closing, each a “Closing” and the date thereof the “Closing Date”), with respect to subscriptions for Notes from new or existing investors from time to time up to the Principal Loan Amount.

The Subscriber understands that the Company’s and the Placement Agent’s respective officers, directors, employees and/or affiliates may purchase Notes in this Offering. In addition, certain employees of the Placement Agent and its affiliates are current stockholders of the Company. Finally, the Placement Agent is an indirect majority owned subsidiary of the Company.

1.2           The Subscriber recognizes that the purchase of the Notes involves a high degree of risk including, but not limited to, the following: (a) the Company proposes to use a portion of the net proceeds from the sale of Notes to repay related-party debt; (b) the Company remains a development stage business and requires substantial funds in addition to the proceeds of the Offering; (c) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Notes; (d) the Subscriber may not be able to liquidate its investment; (e) transferability of the Notes and the PIK Shares (as defined in the Notes) is limited; and (f) in the event of a disposition of the Notes, the Subscriber could sustain the loss of its entire investment. Without limiting the generality of the representations set forth in Section 1.5 below, the Subscriber represents that the Subscriber has carefully reviewed the “Introduction and Overview – Use of Proceeds,” “Conflicts of Interest” and “Risk Factors” sections of the accompanying Confidential Private Placement Memorandum (including any amendment or supplement thereto), as well as the section of the Company’s filings with the United States Securities and Exchange Commission (“the SEC”) (such filings, the “SEC Filings”) captioned “Risk Factors.”

1.3           The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as indicated by the Subscriber’s responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Notes. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides, has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Notes for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

1.4           The Subscriber hereby acknowledges and represents that (a) the Subscriber has sufficient knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange, or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Notes in order to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

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1.5           The Subscriber hereby acknowledges receipt and careful review of this Agreement, the Notes, the Private Placement Memorandum of the Company dated March 24, 2017 and the SEC Filings (which includes the Risk Factors), including all exhibits thereto (collectively referred to as the “Offering Materials”) and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber, its purchaser representative, attorney and/or accountant has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering.

1.6           (a)          In making the decision to invest in the Notes, the Subscriber has relied solely upon the information provided by the Company in the Offering Materials. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Notes hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Notes other than the Offering Materials. The Subscriber acknowledges and agrees that (i) the Company has prepared the Offering Materials and that no other person, including without limitation, the Placement Agent, has supplied any information for inclusion in the Offering Materials other than information furnished in writing to the Company by the Placement Agent specifically for inclusion in those parts of the Offering Materials relating specifically to the Placement Agent, (ii) the Placement Agent has no responsibility for the accuracy or completeness of the Offering Materials and (iii) the Subscriber has not relied upon the independent investigation or verification, if any, that may have been undertaken by the Placement Agent.

(b)          The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Notes by the Company or the Placement Agent (or an authorized agent or representative of the Company or the Placement Agent) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Notes were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.7           The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, including the Placement Agent, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

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1.8           The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder. The Subscriber understands that the Notes and PIK Shares have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Notes or PIK Shares unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.9           The Subscriber understands that the Notes and PIK Shares have not been registered under the Securities Act or any state securities laws by reason of a claimed exemption under the provisions of the Securities Act and such state securities laws that depends, in part, upon the Subscriber’s investment intention. The Subscriber hereby represents that the Subscriber is purchasing the Notes for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others.

1.10         The Subscriber understands that there is no public market for the Notes and that no market may develop for any of such Notes. The Subscriber understands that even if a public market develops for such Notes, Rule 144 (“Rule 144”) promulgated under the Securities Act requires for non- affiliates, among other conditions, a six month holding period prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Notes under the Securities Act or any state securities or “blue sky” laws.

1.11         The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Notes that such Notes and PIK Shares have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Notes and, if applicable, any PIK Shares. The legend to be placed on each certificate shall be in form substantially similar to the following:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS”, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

1.12         The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

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1.13         The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Notes. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

1.14         If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, (a) it is authorized and qualified to purchase the Notes and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

1.15         The Subscriber acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by NASD Rule 3050, receipt of which must be acknowledged by such firm in Section 7.3 below.

1.16         (a)          The Subscriber agrees not to issue any public statement with respect to the Subscriber’s purchase of the Notes or the terms of any agreement or covenant between them and the Company with respect to the Notes or this Agreement without the Company’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b)          The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law.

1.17         The Subscriber represents and warrants that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder, except to the extent that such liability arises from the Company’s gross negligence, willful fraud or willful misconduct.

1.18         The Subscriber agrees to hold the Company and its directors, officers, employees, affiliates, controlling persons and agents (including the Placement Agent and its officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns (each such person, an “Indemnified Party”) harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Notes by the Subscriber in violation of the Securities Act or any applicable state or foreign securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Subscriber to comply with any covenant made by the Subscriber in this Agreement (including the Confidential Investor Questionnaire contained in Article VII herein) or any other document furnished by the Subscriber to any of the foregoing in connection with this Agreement and the transactions contemplated hereby, except to the extent that such liability arises from any Indemnified Party’s gross negligence, willful fraud or willful misconduct; provided, however, that in no event shall any indemnity under this Subsection 1.18 exceed the aggregate principal amount of the Notes subscribed for by the Subscriber pursuant to this Agreement, except in the case of willful fraud by the Subscriber.

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1.19         The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before the Closing Date notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

1.20         The Subscriber acknowledges that the information contained in the Offering Materials or otherwise made available to the Subscriber (other than the SEC Filings) is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that (a) the Subscriber may disclose such information to its attorneys and advisors who may have a need for such information in connection with providing advice to the Subscriber with respect to its investment in the Company, so long as such affiliates and advisors have an obligation of confidentiality, and (b) this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), (iii) is received from third parties without an obligation of confidentiality (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company), (iv) is required or requested by any federal or state regulatory authority or examiner, or any insurance industry association, or as reasonably believed by the Subscriber to be compelled by any court decree, subpoena or legal or administrative order or process, (v) is, on the advice of the Subscriber’s counsel, is required by law, (vi) is in connection with the exercise of any right or remedy under this Agreement, the Notes or any other document in connection herewith or in connection with any litigation to which the Subscriber is a party, or (vii) ceases to be confidential through no fault of the Subscriber.

1.21         The Subscriber represents that no authorization, approval, consent or license of any person is required to be obtained for the purchase of the Notes by the Subscriber, other than as have been obtained and are in full force and effect or any authorization, approval, consent or license which could reasonably be expected to have a material adverse effect on the Subscriber’s ability to purchase the Notes.

1.22         The Subscriber represents that the representations, warranties and agreements of the Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all material respects on the date hereof and as of the Closing Date on which the Subscriber purchases Notes (except to the extent stated to relate to a specific earlier date, in which case such representations, warranties and agreements shall be true and correct in all material respects as of such earlier date) as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Notes. The Subscriber agrees that the Company and the Placement Agent shall be entitled to rely on the representations, warranties and agreements of the Subscriber contained herein.

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1.23         The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

1.24         The Subscriber understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from registration under the Securities Act by virtue of the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the representations and covenants made by the Subscriber in this Agreement.

1.25         (a)          Any Subscriber subject to jurisdiction in the European Economic Area (“EEA”) either (i) is a qualified investor for the purposes of Directive 2003/71/EC of the European Parliament and the Council (a “Qualified Investor”); that is, a person falling within Article 2.1(e)(i), (ii) or (iii) of such directive or a person authorized by any such jurisdiction to be considered as a qualified investor for the purposes of such directive, or (ii) it has notified the Placement Agent in writing that it is not a Qualified Investor;

(b)          Any EEA Subscriber entering into this Agreement and acquiring Notes is either (i) acting on its own account and not for the account of or otherwise on behalf any other person or persons or (ii) if a Qualified Investor in the United Kingdom, it is acting as an agent in the circumstances contemplated in section 86(2) of the United Kingdom Financial Services and Markets Act 2000;

(c)          Any Subscriber, if in the United Kingdom, is (a) a person falling within Article 19(5) of the United Kingdom Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (“FPO”) or (b) a person falling within Article 49(2)(a) to (d) of the FPO;

(d)          Each Subscriber acknowledges that neither the Placement Agent nor any person acting on its behalf is making any recommendations to it or advising it regarding the suitability or merits of purchasing Notes or any transaction it may enter into in connection with the offering of the Notes, and acknowledges that its participation in the offering of Notes is on the basis that it is not and will not be a client or customer of the Placement Agent and that neither the Placement Agent nor any person acting on its behalf has any duties or responsibilities to it for providing the protections afforded to their clients or customers or for providing advice in relation to the offering of the Notes.

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II.            REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1           Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations, conditions (financial or otherwise), properties, assets or results of operations of the Company (a “Material Adverse Effect”).

2.2           Capitalization and Voting Rights. The authorized, issued and outstanding shares of the capital stock of the Company is as set forth in the SEC Filings and all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable. Except as set forth in the SEC Filings, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company. Except as set forth in the Offering Materials and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), by-laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound.

2.3           Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization, execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Notes contemplated hereby and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Notes, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued. The issuance and sale of the Notes contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this Offering.

2.4           No Conflict; Governmental Consents; Compliance with Laws.

(a)           The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or by-laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

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(b)          No consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Notes, except as have been obtained or such filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority relating to an exemption from registration thereunder.

(c)          The Company is in compliance, with all laws, rules, regulations, orders and decrees which are applicable to the Company or to any of its properties, except which the failure to comply with could, individually or in the aggregate, have a Material Adverse Effect.

2.5           Licenses. Except as would not reasonably be expected to have a Material Adverse Effect, the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is complying therewith.

2.6           Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company which (i) questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby or (ii) could, if there were an unfavorable decision, have a Material Adverse Effect. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

2.7           Investment Company. The Company is not an “investment company”, or a company “controlled” by an “investment company”, within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

2.8           Placement Agent. The Company has engaged, consented to and authorized the Placement Agent to act as agent of the Company in connection with the transactions contemplated by this Agreement, in accordance with the Placement Agency Agreement (as outlined in the Term Sheet). The Company will pay the Placement Agent a commission in the form of cash, and the Company agrees to indemnify and hold harmless the Subscribers from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

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2.9           Financial Statements. The financial statements of the Company included in the SEC Filings (the “Financial Statements”) fairly present in all material respects the financial condition and results of operations of the Company at the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods covered thereby, except as may be otherwise specified in such Financial Statements or the notes thereto, and except that unaudited financial statements do not contain all footnotes and do not contain the cash flow statement required by GAAP, and fairly present in all material respects the financial condition of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Said Financial Statements and related notes disclose all liabilities, actual or contingent, of the Company as of the respective dates thereof and for the respective periods indicated, when read in conjunction with the SEC Filings. Since the date of the most recent balance sheet included as part of the Financial Statements, there has not been to the Company’s knowledge: (i) any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; or (ii) any other event or condition of any character that, either individually or cumulatively, would reasonably be expected to have a Material Adverse Effect, except for the expenses incurred in connection with the transactions contemplated by this Agreement. None of the SEC Filings, including any financial statements, schedules or exhibits included or incorporated by reference therein at the time they were filed (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.10         Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) the equity securities of the Placement Agent owned by the Company that are subject to a security interest in favor of Opus Point Healthcare Innovations Fund, LP and liens in favor of Israel Discount Bank pursuant to a Pledge Agreement dated February 13, 2014; (b) those resulting from taxes which have not yet become delinquent; (c) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (d) those that have otherwise arisen in the ordinary course of business. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

2.11         Patents and Trademarks. Except as would not reasonably be expected to have a Material Adverse Effect or as disclosed in the SEC Filings, to the Company’s knowledge, (i) the Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, licenses, customer lists and know how (collectively, “Intellectual Property”), (ii) the Company has not received any communications alleging that the Company has violated or, by conducting its business as conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights or processes of any other person or entity, nor is the Company aware of any basis therefor and (iii) no claim is pending or, to the Company’s knowledge after due inquiry, threatened to the effect that any Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company.

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2.12         Obligations to Related Parties. Except as disclosed in the SEC Filings, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, (c) standard indemnification provisions in the certificate of incorporation and by-laws, and (d) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation other than its subsidiaries.

2.13         Employee Relations; Employee Benefit Plans. The Company is not a party to any collective bargaining agreement or a union contract. The Company believes that its relations with its employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the SEC Filings, the Company does not maintain any compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, “employee benefit plans”, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for any present or former employees, officers or directors of the Company or with respect to which the Company has liability or makes or has an obligation to make contributions, other than any such plans, agreements, arrangements or commitments made generally available to the Company’s employees.

2.14         Regulatory Compliance. As to each product subject to the U.S. Federal Food, Drug, and Cosmetic Act, as amended (the “FD&C Act”), and the regulations of the FDA promulgated thereunder or similar laws in any foreign jurisdiction that is or has been developed, manufactured and/or tested, distributed or sold, by or on behalf of the Company (each such product, a “Drug”), each such Drug is being or has been developed, manufactured, labeled, stored, researched, distributed and/or tested in compliance with all applicable requirements under the FD&C Act, the regulations of the FDA promulgated thereunder, the Public Health Service Act, their applicable implementing regulations and similar foreign, state and local laws and regulations, including those relating to investigational use, good manufacturing practices, good clinical practices, good laboratory practices, labeling, record keeping and filing of required reports. The Company has not received any notice or other communication from the FDA or any other authority (a) withdrawing the new drug application of any drug product of the Company, (b) withdrawing the investigational new drug application (“IND”) of any product candidate of the Company, (c) placing any IND of the Company on “clinical hold”, or (iv) otherwise alleging any violation by the Company of any laws or judgments applicable to any Drug. All applicable approvals, clearances, authorizations, licenses, drug listings, permits and registrations required by the FDA or any other authority to permit any manufacturing, labeling, storing, testing, distribution, sale, research and development of a Drug as previously conducted or currently being conducted by or on behalf of the Company have been obtained. The Company is in compliance with all reporting and recordkeeping requirements related to the foregoing approvals, clearances, authorizations, licenses, drug listings, permits and registrations.

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2.15         Tax Status. The Company (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the Company knows of no basis for any such claim.

2.16         Absence of Certain Changes. Since the date of the SEC Filings, there has been no change in the business, operations, conditions (financial or otherwise), prospects, assets or results of operations of the Company or any of its subsidiaries that could reasonably be expected to have a Material Adverse Effect.

2.17         Disclosure. The information set forth in the Offering Materials as of the date hereof, this Agreement, the Notes and any other document or certificate or written statement furnished to the Subscriber by or on behalf of the Company for use in connection with the transactions contemplated by this Agreement contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.18         Indemnification. The Company agrees to hold the Subscriber and its directors, officers, employees, affiliates, controlling persons and agents and their respective heirs, representatives, successors and assigns (including any future holder of Notes) harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (a) any sale or distribution of the Notes by the Company in violation of the Securities Act or any applicable state or foreign securities or “blue sky” laws; or (b) any false representation or warranty or any breach or failure by the Company to comply with any covenant made by the Company in this Agreement or any other document furnished by the Company to any of the foregoing in connection with this transaction; provided, however, that in no event shall any indemnity under this Subsection 2.18 exceed the aggregate principal amount of the Notes subscribed for by the Subscriber pursuant to this Agreement, except in the case of willful fraud by the Company. The obligation of the Company under this Section 2.18 shall survive the payment or transfer of the Notes, except as otherwise provided.

2.19         Fund Investors. In the event Subscriber is a Fund, (i) the Fund investors shall be permitted to rely on the representations and warranties of the Company set forth in this Section 2 in connection with such investors’ investment in the Fund, (ii) the Company consents to the use of the SEC Filings by Fund investors in connection with their investment in the Fund and (iii) the Fund investors shall be permitted to rely on the opinions of Company counsel delivered herewith. “Fund” means an entity whose sole business is the purchase of the Notes.

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2.20         Solvency. Based on the financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Notes hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money and other amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. The Company is not in default with respect to any Indebtedness.

2.21         Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d- 15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company.

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III.           TERMS OF SUBSCRIPTION

3.1           The minimum purchase that may be made by any prospective investor shall be $50,000 aggregate principal amount of Notes. Subscriptions for investment below the minimum investment may be accepted at the discretion of the Placement Agent and the Company. The Company and the Placement Agent reserve the right to reject any subscription made hereby, in whole or in part, in their sole discretion. The Company’s agreement with each Subscriber is a separate agreement and the sale of the Notes to each Subscriber is a separate sale.

3.2           At any time after the Company has received subscriptions and related funds of at least a principal amount of $3,000,000, the Company may conduct a Closing and may conduct subsequent Closings on an interim basis until the Principal Loan Amount has been obtained.

3.4           The Note purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber promptly following the Closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the Note purchased by the Subscriber pursuant to this Agreement to the residential or business address indicated on the signature page hereto.

IV.            CONDITIONS TO OBLIGATIONS OF THE PARTIES

4.1           In addition to the Company’s right to reject, in whole or in part, any subscription at any time before the Closing Date, the Company’s obligation to issue the Notes at each Closing to the applicable Subscriber is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

(a)          The representations and warranties made by each Subscriber in Article I hereof shall be true and correct in all material respects.

(b)          All covenants, agreements and conditions contained in this Agreement to be performed by such Subscriber on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(c)          There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

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(d)          There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Notes (except as otherwise provided in this Agreement).

4.2           The Subscriber’s obligation to purchase the Notes at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a)          The representations and warranties made by the Company in Article II hereof shall be true and correct in all material respects.

(b)          All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with in all material respects.

(c)          There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)          There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Notes (except as otherwise provided in this Agreement).

(e)          The Placement Agent shall have received an opinion of counsel to the Company addressed to the Subscribers (which the Placement Agent may be permitted to rely on as if it were addressed to it) containing certain opinions to be substantially as set forth in Exhibit C, which opinion will be subject to standard qualifications and assumptions to be reasonably acceptable to the Subscribers.

(f)          The Placement Agent shall have received an Officer’s Certificate addressed to the Subscribers, signed by the authorized officer of the Company and dated as of the Closing. The certificate shall state, among other things, that the representations and warranties contained herein and in the Offering Materials are true and accurate in all material respects at such Closing Date with the same effect as though expressly made at such Closing Date and the Placement Agent shall be entitled to rely on such representations of the Company in the Offering Materials as if they were made directly to the Placement Agent.

V.            RESERVED.

VI.           MISCELLANEOUS

6.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

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if to the Company, to it at:

Fortress Biotech, Inc.

2 Gansevoort Street, 9th Floor

New York, NY 10014

Attn: Chief Executive Officer

With a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607-7506

Facsimile: (919) 781-4865

Attn: W. David Mannheim, Esq.

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

6.2           Except as otherwise expressly provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) with the written consent of the Company and subscribers holding Notes evidencing at least sixty six and two-thirds percent (66 2/3%) of the then outstanding Principal Loan Amount of the Notes issued pursuant to this Agreement and substantially similar agreements; provided that no such agreement shall (a) increase a Subscriber’s Subscriber Loan Amount without the written consent of such Subscriber, (b) reduce or forgive the principal amount of any Note or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Subscriber directly affected thereby, (c) postpone any scheduled date of payment of the principal amount of any Note, or any date for the payment of any interest, fees or other obligations payable hereunder, or reduce the amount of, waive or excuse any such payment without the written consent of each Subscriber directly affected thereby, or (d) change any of the provisions of this Section 6.2 without the written consent of each Subscriber. Any amendment or waiver effected in accordance with this Section 6.2 shall be binding upon the Subscriber and the Company (even if the Subscriber does not consent to such amendment or waiver), and upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the Subscriber if the Subscriber has not previously consented thereto in writing.

6.3           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4           Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Notes as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

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6.5           NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE AND PROCEDURAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE STATE AND FEDERAL COURTS SITTING IN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

6.6           The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.7           It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.8           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

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6.9           This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.

6.10         Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except that the Placement Agent may rely upon the representations and acknowledgements of the Subscriber in Articles I and VII hereof and the representations and warranties of the Company in Article II hereof.

6.11         At the Initial Closing, the Company shall pay the fees and expenses specified in the Placement Agent Agreement with National Securities Corp., such fees and expenses not to exceed $54,000.

6.12         The Company agrees to and shall pay on demand (a) all costs and expenses of the Subscriber (including recording and other similar taxes, costs of appraisals, UCC searches, certified corporate documents, intellectual property searches and filings, attorneys’ fees, costs and expenses and other professional fees) in connection with the preparation, negotiation, execution, delivery, closing and administration (including perfection and protection of any collateral) of this Agreement, the Notes and all other documents provided for herein or therein or delivered or to be delivered hereunder or thereunder or in connection herewith or therewith (such documents, collectively, the “Loan Documents”) (including any amendment, supplement or waiver to any Loan Document) and the issuance of the Notes, whether or not the transactions contemplated hereby or thereby shall be consummated, and all reasonable out-of-pocket costs and expenses (including recording and other similar taxes, costs of appraisals, attorneys’ fees, costs and expenses and other professional fees) incurred by the Subscriber after the occurrence of an Event of Default (as defined in the Notes), in protecting, preserving or maintaining any collateral or collecting the obligations due and owing under any of the Loan Documents or enforcing this Agreement, the other Loan Documents or any such other documents or during any workout, restructuring or negotiations in respect thereof, (b) any and all any placement fees, including to the Placement Agent, incurred in connection with the offering of interests in the Subscriber, and (c) all other organizational, operational and other expenses incurred by the Subscriber throughout its term. The Company agrees to and shall reimburse the Subscriber and its manager and their respective affiliates for any such expenses advanced by any such party. All obligations provided for in this Section 6.12 shall survive repayment of the Notes and termination of this Agreement for a period of one (1) year.

Remainder of Page Intentionally Left Blank.

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VII.         CONFIDENTIAL INVESTOR QUESTIONNAIRE

7.1           ALL INVESTORS - The undersigned represents and warrants as indicated below by the undersigned’s mark:

A.	Individual investors: (Please mark one or more of the following statements)

1.	________	I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

2.	________	I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

3.	________	I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (exclusive of my personal residence).

4.	________	I am a director or executive officer of Fortress Biotech, Inc.

B.	Partnerships, corporations, trusts or other entities: (Please mark one of the following seven statements). The undersigned hereby certifies that it is an accredited investor because it is:

1.                   an employee benefit plan whose total assets exceed $5,000,000;

2.                    an employee benefit plan whose investments decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 3(a) of the Securities Act) or an investment adviser registered as such under the Investment Advisers Act of 1940;

3.                    a self-directed employee benefit plan, including an Individual Retirement Account, with investment decisions made solely by persons that are accredited investors;

4.                    an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Notes or PIK Shares, with total assets in excess of $5,000,000;

5.                    a corporation, partnership, limited liability company, limited liability partnership, other entity or similar business trust, not formed for the specific purpose of acquiring the Notes or PIK Shares, with total assets excess of $5,000,000;

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6.                    a trust, not formed for the specific purpose of acquiring the Notes or PIK Shares, with total assets exceed $5,000,000, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Notes; or

7.                     an entity (including a revocable grantor trust but other than a conventional trust) in which each of the equity owners qualifies as an accredited investor.

7.2           EUROPEAN ECONOMIC AREA (“EEA”) INVESTORS - The undersigned further represents and warrants as indicated below by the undersigned’s mark:

A.	Please mark one of the following statements:

either

1.                    The undersigned hereby certifies that it is a Qualified Investor for the purposes of Directive 2003/71/EC because it is a person falling within Article 2.1(e)(i), (ii) or (iii) of such directive or a person authorized by a jurisdiction in the EEA to be considered as a qualified investor for the purposes of such directive;

or

2.                    The undersigned hereby certifies that it is not a Qualified Investor for the purposes of Directive 2003/71/EC.

B.	Please mark one of the following statements.

1.                    The undersigned hereby certifies that it is acting on its own account and not for the account of or otherwise on behalf of any person or persons; or

2.                     The undersigned is in the United Kingdom and is a Qualified Investor for the purposes of Directive 2003/71/EC and is acting as an agent in the circumstances contemplated in section 86(2) of the United Kingdom Financial Services and Markets Act 2000.

C.	Please mark the following statement:

1.                    The undersigned hereby certifies that it has not received any recommendation from the Placement Agent nor any person acting on their behalf in relation to the purchase of the Notes.

D.	Please mark one of the following statements:

1.                    The undersigned hereby certifies that it is not in the United Kingdom.

2.                    The undersigned hereby certifies that it is a person falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (“FPO”).

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3.                    The undersigned hereby certifies that it is a person falling within Article 49(2)(a) to the (d) of the FPO.

7.3           ALL INVESTORS - The undersigned further represents and warrants as indicated below by the undersigned’s mark:

FINRA AFFILIATION.

Are you affiliated or associated with an FINRA member firm:

Yes	No

If Yes, please describe:

_________________________________________________________

_________________________________________________________

_________________________________________________________

*If subscriber is a Registered Representative with an FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by NASD Rule 3050.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

7.4	ALL INVESTORS - Indicate manner in which title is to be held (circle one)

	(a)	Individual Ownership
	(b)	Community Property
	(c)	Joint Tenant with Right of
Survivorship (both parties
must sign)
	(d)	Partnership
	(e)	Tenants in Common
	(f)	Corporation
	(g)	Limited Liability Company
	(h)	Trust
	(i)	Other

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VII and such answers have been provided under the assumption that the Company will rely on them.

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AGGREGATE PRINCIPAL AMOUNT OF NOTES = $ (TOTAL INVESTMENT)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone-Business

Telephone-Residence	Telephone-Residence

Facsimile-Business	Facsimile-Business

Facsimile-Residence	Facsimile-Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated: , 201_

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This Note Purchase Agreement is agreed to and accepted as of ____________________.

FORTRESS BIOTECH, INC.

By:
Name:
Title:

23

Annex A

CERTIFICATE OF SIGNATORY

(To be completed if Notes are

being subscribed for by an entity)

I,____________________________, am the____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Note Purchase Agreement and to purchase and hold the Notes, and certify further that the Note Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________, 201_

(Signature)

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EXHIBIT A

Form of Note

[filed separately with SEC]

25

EXHIBIT B

Term Sheet

FORTRESS BIOTECH, Inc.

Q4 2016

_______________________________

The following summarizes the principal terms of a proposed note offering of Fortress Biotech, Inc. (“Fortress”). This term sheet is qualified in its entirety by the actual terms of the financing documents for this transaction. This Term Sheet will not be binding upon any party hereto and is intended to be a summary of terms contained in any such financing documents; except that the terms under the heading “Confidentiality” will be binding on each signatory hereto. In the event of any conflict or inconsistency between this Term Sheet and the financing documents, the terms of the investment documents will govern.

Securities Offered	Subordinated promissory notes (the “Notes”) of Fortress. The Notes will be offered only to persons reasonably believed to qualify as “accredited investors” as that term is defined in Regulation D of the Securities Act.

Offering	Between $3,000,000 and $40,000,000 offered on a “best efforts” basis by National Securities Corp. (“National Securities”) as the placement agent. Should demand exist in excess of $40,000,000, Fortress may, in its sole discretion, agree to accept up to an additional $10,000,000.

Interest Rate	Eight percent (8%) per year of the outstanding principal amount of the Notes, on a quarterly basis. Interest shall commence accruing on the issuance date, be computed on the basis of a 365-day year, and be paid in arrears for each quarter on January 1, April 1, July 1 and October 1 of each year, (each date that interest is payable is an “Interest Date”), with the first Interest Date being April 1, 2017. Interest shall be payable on each Interest Date, to the record holder of such Note on the applicable Interest Date in cash (the “Interest”).

PIK Interest Rate	Seven percent (7%) per year of the outstanding principal amount of the Notes paid in PIK Shares on a quarterly basis. “PIK Shares” shall mean shares of Fortress Common Stock and/or shares of common stock of Fortress Companies that are publicly-traded on either NASDAQ or the NYSE AMEX, in good standing in regards to both corporate and financial reporting, have minimum share prices of at least $1, market capitalizations of at least $50 million and average daily trading volume of at least 20,000 shares at the time of the calculation. If the PIK Shares shall be payable in any security other than Fortress Common Stock, the Company shall provide investors with ten (10) days’ advance notice of which securities and in what amounts the PIK shares shall comprise. The value of the PIK Shares shall be determined based on a ten percent (10%) discount to the 10-day VWAP for such PIK Shares.

Maturity	3 years with two (2) one-year extensions, at Fortress’s discretion; provided that Fortress may pre-pay any Note in full without penalty after the expiration of the first twelve (12) months. If Fortress elects to extend, it will provide investors with ninety (90) days’ advance notice of such extension, and each requested extension shall result in the Interest Rate being adjusted upward by one percent (1%), resulting in an annualized Interest Rate of nine percent (9%) in year 4 and ten percent (10%) in year 5, if elected.

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Transfer	The Notes may be offered, sold, assigned or transferred by the holder without the consent of Fortress, subject to the terms and conditions of the note purchase agreement.

Amendment	The prior written consent of the holders of at least sixty six and two-thirds percent (66 2/3%) of the total principal outstanding under the Notes shall be required for any change or amendment to the Notes.

Placement Agent Fees and Expenses	National Securities will act as placement agent in the sale of the Notes. National Securities will receive a placement fee equal to ten percent (10%) of the principal amount of the Notes sold. National Securities shall also receive 5-year cash-only placement agent warrants equal to ten percent (10%) of the principal amount of the Notes sold divided by the closing share price of Fortress on the date of closing and exercisable at the closing share price. Fortress also hereby agrees to reimburse National Securities’ capped legal fees of $40,000, escrow fees of $4,000 and capped offering expenses for printing, shipping, meetings, etc. of $10,000.

Confidentiality	This Term Sheet and all information pertaining to Fortress provided by Fortress pursuant to this offering shall be maintained as confidential and may not be disclosed publicly or privately except with the written consent of Fortress.

The following parties agree to the terms in this Term Sheet.

FORTRESS BIOTECH, INC.

By:
Name:
Title:

NATIONAL SECURITIES CORPORATION

By:
Name:
Title:

27

EXHIBIT C

Legal Opinion

1.          The Company (a) is a corporation validly existing in good standing under the laws of the State of Delaware and New York and (b) has the corporate power to own its property, to execute, deliver and perform its obligations under the Transaction Documents and to own, lease and operate its properties and conduct the business in which it is engaged as described in the SEC Filings, to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder.

2.          The Company has duly authorized, executed and delivered each of the Transaction Documents and each such Transaction Document constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

3.          The Notes being issued pursuant to the Note Purchase Agreements have been duly authorized and, when delivered and paid for pursuant to the Note Purchase Agreements, will be validly issued, and to our knowledge the issuance thereof will not violate any preemptive rights under Delaware law, the Company’s Certificate of Incorporation or the Company’s bylaws.

4.          No approval, authorization, waiver, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of the Note Purchase Agreements or the consummation of the transactions contemplated thereby, except such as we understand will be timely filed under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and such as may be required under applicable “Blue Sky” laws in connection with the issuance of the Notes.

5.          The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Notes does not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or bylaws, (ii) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its respective assets or properties, or (iii) any of the agreements and instruments described in the SEC Filings.

6.          Except as described in the SEC Filings, to our knowledge, there are no pending actions, suits or proceedings against or affecting the Company.

7.          Assuming the accuracy of the representations of each party in the Note Purchase Agreements and the Placement Agreement, the initial sale of the Notes as contemplated by the Note Purchase Agreements is exempt from the registration and prospectus delivery requirements of the Securities Act.

8.          To our knowledge, the SEC Filings, as of their respective dates, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading with respect to the Company.

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